                 Supplement to Prospectuses Dated May 1, 2006
                       Supplement dated August 14, 2006

Supplement dated August 14, 2006 to the May 1, 2006 Prospectuses for the following annuity products: American Skandia Variable Immediate Annuity and American Skandia Variable Adjustable Immediate Annuity, as previously supplemented (the "Prospectuses").

This Supplement should be read and retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance Corporation ("American Skandia"). This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please contact American Skandia at 1-800-752-6342.

We are issuing this supplement to each Prospectus in order to: (1) reflect a change to the non-fundamental investment policies of one American Skandia Trust ("AST") portfolio; (2) reflect the removal of a sub-advisor for one AST portfolio and the addition of sub-advisors for two AST Portfolios; and
(3) modify the disclosure concerning certain payment arrangements.

1. Investment Policy Change

As a result of an investment policy change to the AST Goldman Sachs Small-Cap Value Portfolio, effective August 25, 2006, the chart in the Prospectus in the section entitled "Investment Options/What are the Investment Objectives and Policies of the Portfolios?" is revised as follows:

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

                                                                 PORTFOLIO
  STYLE/                                                         ADVISOR/
   TYPE            INVESTMENT OBJECTIVES/POLICIES               SUB-ADVISOR
  ------   -----------------------------------------------  -------------------
           AST Goldman Sachs Small-Cap Value Portfolio:     Goldman Sachs Asset
           seeks long-term capital appreciation. The        Management, L.P.
           Portfolio will seek its objective through Small Cap investments primarily in equity securities that
   Value   are believed to be undervalued in the
           marketplace. The Portfolio primarily seeks companies that are small-sized, based on the value of their outstanding stock. The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as stocks of companies with market capitalizations that are within the range of the Russell 2000 Value Index at the time of purchase.

2. Sub-advisor Changes/Additions

   a. Effective June 16, 2006, Goldman Sachs Asset Management, L.P. (GSAM) is no longer a sub-advisor of the AST High Yield Portfolio. To reflect this change, the chart in the Prospectus in the section entitled "Investment Options/What are the Investment Objectives and Policies of the Portfolios?" GSAM is deleted from the column entitled "Portfolio Advisor/Sub-Advisor" for the Portfolio.

   b. Effective on or about November 13, 2006, Marsico Capital Management, LLC (Marsico) will be added as a sub-advisor to the AST William Blair International Growth Portfolio and the name of the Portfolio will be changed to the "AST International Growth Portfolio". As a result, the chart in the Prospectus in the section entitled "Investment Options/What are the Investment Objectives and Policies of the Portfolios?" is revised to reflect these changes.

   c. Effective on or about November 13, 2006, Thornburg Investment Management, Inc. ("Thornburg") will be added as a sub-advisor to the AST LSV International Value Portfolio and the name of the Portfolio will be changed to the "AST International Value Portfolio". As a result, the chart in the Prospectus in the section entitled "Investment Options/What are the Investment Objectives and Policies of the Portfolios?" is revised to reflect these changes.

3. Service Fees

In the section of each Prospectus entitled "General Information", sub-section "What Is The Structure Of The Underlying Funds?", under the heading "Service Fees Payable to American Skandia," we replace the second paragraph that begins "[I]n addition, the investment adviser, sub-adviser or distributor . . ." with the following:

In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.

                                      2